DELAWARE GROUP® GOVERNMENT FUND
Delaware Core Plus Bond Fund
Delaware Emerging Markets Debt Fund

Supplement to the Statutory Prospectuses dated November 27, 2015

DELAWARE GROUP INCOME FUNDS
Delaware Corporate Bond Fund
Delaware Extended Duration Bond Fund
Delaware High-Yield Opportunities Fund

Supplement to the Statutory Prospectuses dated November 27, 2015

DELAWARE GROUP ADVISER FUNDS
Delaware Diversified Income Fund
Delaware Global Real Estate Opportunities Fund
Delaware U.S. Growth Fund

Supplement to the Statutory Prospectuses dated February 26, 2016

DELAWARE GROUP EQUITY FUNDS I
Delaware Mid Cap Value Fund

Supplement to the Statutory Prospectus dated February 26, 2016

DELAWARE POOLED® TRUST
Delaware REIT Fund

Supplement to the Statutory Prospectus dated February 26, 2016

VOYAGEUR MUTUAL FUNDS III
Delaware Select Growth Fund

Supplement to the Statutory Prospectus dated February 26, 2016

DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS
Delaware Focus Global Growth Fund

Supplement to the Statutory Prospectus dated March 1, 2016

DELAWARE GROUP EQUITY FUNDS II
Delaware Value® Fund

Supplement to the Statutory Prospectus dated March 29, 2016

DELAWARE GROUP EQUITY FUNDS V
Delaware Dividend Income Fund
Delaware Small Cap Core Fund
Delaware Small Cap Value Fund

Supplement to the Statutory Prospectuses dated March 29, 2016

DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS
Delaware Asia Select Fund
Delaware Emerging Markets Fund
Delaware Global Value Fund
Delaware International Value Equity Fund

Supplement to the Statutory Prospectus dated March 29, 2016

The following replaces the information contained in the footnote in the prospectus in the section entitled “About your account — Choosing a share class — Class A — Class A sales charges”:

* There is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if Delaware Distributors, L.P. (Distributor) paid your financial intermediary a commission on your purchase of $1 million or more of Class A shares, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first year after your purchase and 0.50% if you redeem shares within the second year, unless a specific waiver of the Limited CDSC applies. The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the NAV at the time the Class A shares being redeemed were purchased; or (2) the NAV of such Class A shares at the time of redemption. For purposes of this formula, the "NAV at the time of purchase" will be the NAV at purchase of the Class A shares even if those shares are later exchanged for shares of another Delaware Investments® Fund and, in the event of an exchange of Class A shares, the "NAV of such shares at the time of redemption" will be the NAV of the shares acquired in the exchange. In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. See "Dealer compensation" below for a description of the dealer commission that is paid. Sales charges do not apply to shares purchased through dividend reinvestment.

Neither Delaware Management Company nor its affiliates noted in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (“MBL”). MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

Please keep this Supplement for future reference.

This Supplement is dated April 22, 2016.